================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_} Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              CBC HOLDING COMPANY
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

    ----------------------------------------------------------------------------

Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               CBC HOLDING COMPANY
                             102 West Roanoke Drive
                            Fitzgerald, Georgia 31750
                                 (229) 423-4321



                                 March 20, 2002

To the Shareholders of CBC Holding Company:

         You are cordially invited to attend the annual meeting of shareholders of CBC Holding Company (the "Company") to be held at Community Banking Company of Fitzgerald (the "Bank"), located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 17, 2002 at 5:00 p.m. The official notice of the annual meeting, the Proxy Statement of the Company and the Company's Annual Report to Shareholders accompany this letter.

         The principal business of the meeting will be to elect directors to serve for a one-year term until 2003 and to review the operations of the Company and its wholly-owned subsidiary, Community Banking Company of Fitzgerald, for the past year.

         We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we request that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure that the greatest number of shareholders are present whether in person or by proxy.

         If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                        Sincerely,

                                        /s/ George M. Ray

                                        George M. Ray
                                        President and Chief Executive Officer

                               CBC HOLDING COMPANY
                             102 West Roanoke Drive
                            Fitzgerald, Georgia 31750
                                 (229) 423-4321



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 17, 2002

To the Shareholders of CBC Holding Company:

         CBC Holding Company hereby notifies you that the Annual Meeting of Shareholders of CBC Holding Company will be held on Wednesday, April 17, 2002, at 5:00 p.m. at Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, for the purposes of:

         (1) Electing fifteen persons to serve as directors of the Board of Directors; and

         (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 13, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         We request that you mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.

                                            By Order of the Board of Directors,

                                            /s/ John T. Croley, Jr.

                                            John T. Croley, Jr.
                                            Vice Chairman and Secretary

March 20, 2002


Please read the attached Proxy Statement and then promptly complete, execute and return the enclosed proxy card in the accompanying postage-paid envelope. You can spare your Company the expense of further proxy solicitation by promptly returning your proxy card.

                               CBC HOLDING COMPANY
                             102 West Roanoke Drive
                            Fitzgerald, Georgia 31750
                                 (229) 423-4321

             -------------------------------------------------------

                     PROXY STATEMENT FOR 2002 ANNUAL MEETING

             -------------------------------------------------------


                                  INTRODUCTION

Time and Place of the Meeting

         Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of Shareholders for CBC Holding Company (the "Company") to be held at 5:00 p.m. on Wednesday, April 17, 2002 at Community Banking Company of Fitzgerald (the "Bank"), and at any adjournments of the meeting.

Record Date and Mail Date

         The close of business on March 13, 2002 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 20, 2002.

Number of Shares Outstanding

         As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value authorized, of which 731, 904 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

         Shareholders will be asked to elect fifteen persons to serve as directors for a one-year term. The board of directors recommends a vote for approval of this proposal.

Procedures for Voting by Proxy

         If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

         You can revoke your proxy at any time before it is voted by delivering to George Ray, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

         A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

         Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

         Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Companies listing their securities on the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and the ratification of independent accountants. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

         Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                             SOLICITATION OF PROXIES

         The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                         PROPOSAL: ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Company's Board of Directors shall hold office for a term of one year. The Board of Directors recommends that the shareholders elect the nominees listed below. The following table shows for each nominee: (a) his name, (b) his age at December 31, 2001, (c) how long he has been a director of the Company, (d) his position(s) with the Company and the Bank, and (e) his principal occupation and recent business experience. Except as otherwise indicated, each director has been engaged in his present principal occupation for more than five years.

                                DIRECTOR NOMINEES
                         For One-Year Term Expiring 2003

                                         Director         Positions with the Company
Name and Age                              Since(1)        and Business Experience
------------                             ---------        --------------------------------------------------
Sidney S. (Buck) Anderson, Jr.,           1996            Chairman of the Board of the Company and the
66                                                        Bank, General Manager - Dixie Peanut Company

James Thomas Casper, III,                 1996            Certified Public Accountant - Worthington and
46                                                        Casper, CPA, PC

Charles A. (Pete) Clark, Sr.,             1998            Chief Executive Officer and Owner - C&S
55                                                        Aircraft Service, Inc.; Chief Executive Officer and
                                                          Owner - Ewing Dusting Service, Inc.

John T. Croley, Jr.,                      1996            Secretary and Vice Chairman of the Company and
52                                                        the Bank; Attorney - sole practitioner

A.B.C. (Chip) Dorminy, III,               1996            President - ABCD Farms, Inc.
53                                                        CEO - Farmers Quality Peanut Co. and D&F Grain Co.

John S. Dunn,                             1996            Owner - Shep Dunn Construction
57

Lee Phillip Liles,                        1996            Agency Manager - Georgia Farm Bureau Mutual
52                                                        Insurance Co.

Steven L. Mitchell,                       1996            President - Mitchell Bros. Timber Co.;
44                                                        Part Owner - Irwin Timber Co.



                                         Director         Positions with the Company
Name and Age                              Since(1)        and Business Experience
------------                              -----           --------------------------------------------------
James A. Parrott, II,                     1996            Owner - Standard Supply Co. & Building
62                                                        Materials, Inc.

Jack F. Paulk,                            1996            Agency Field Executive - State Farm Insurance
52

George M. Ray,                            1996            President & Chief Executive Officer of the
55                                                        Company and the Bank.(2)

Hulin Reeves, Jr.                         1999            Farmer
51

Robert E. Sherrell,                       1996            Attorney - Jay, Sherrell, Smith & Braddy, P.C.
65

John Edward Smith, III,                   1996            Attorney - Jay, Sherrell, Smith & Braddy, P.C.
53

Wyndall L. Walters,                       1998            President - Irwin Company Motors (doing
54                                                        business as Fitzgerald Ford Lincoln Mercury)

----------------
(1) The Company was incorporated in October 1996. Each of these individuals also serves on the Board of Directors of the Bank.

(2) Mr. Ray has served as the Company's President and Chief Executive Officer, since February 13, 1998. Prior to being named as President and Chief Executive Officer of the Company and the Bank, Mr. Ray served as Executive Vice President and Senior Credit Officer of the Bank. From August 1993 until 1996, Mr. Ray was Executive Vice President of The Bank of Villa Rica, located in Villa Rica, Georgia.

         The Board of Directors recommends that you vote FOR each of the nominees listed above.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the year ended December 31, 2001, the Board of Directors of the Company held twelve joint meetings with the Board of Directors of the Bank. All directors attended at least 75% of the meetings of the Board of Directors of the Company, except for Mr. Walters, who attended 67% of the meetings.

         The Board of Directors of the Company does not have a compensation or nominating committee.

         The Bank, however, does have an audit committee that recommends to the Bank's, and therefore to the Company's, board of directors the independent public accountants to be selected to audit the Bank's and the Company's annual financial statements and determines whether all audits and exams required by law are being performed fully, properly and in a timely fashion. The audit committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The Bank's audit committee consists of Sidney S. (Buck) Anderson, James Thomas Casper, III, Charles A. Clark, A.B.C. (Chip) Dorminy, III, Hulin Reeves, Jr., and Wyndall L. Walters. During the year ended December 31, 2001, the Bank's audit committee held six meetings. Neither the Company's nor the Bank's board of directors has adopted a written charter for the Bank's audit committee.

                             Audit Committee Report

         The audit committee reports as follows with respect to the audit of the Company's 2001 audited consolidated financial statements.

         . The audit committee has reviewed and discussed the Company's 2001 audited consolidated financial statements with the Bank's and the Company's management;

         . The audit committee has discussed with the independent auditors, Thigpen Jones Seaton & Co., the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

         . The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company and the Bank; and

         . Based on review and discussions of the Company's 2001 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2001 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

             March 20, 2002         Audit Committee: Sidney S. (Buck) Anderson
                                                     James Thomas Casper, III
                                                     Charles A. Clark
                                                     A.B.C. (Chip) Dorminy, III
                                                     Hulin Reeves, Jr.
                                                     Wyndall L. Walters

                                EXECUTIVE OFFICER

         Currently, the Company has only one executive officer. The following table provides: (a) his name, (b) his age at December 31, 2001, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:


Name (Age)             Officer Since     Position with the Company and the Bank
----------             -------------     --------------------------------------
George M. Ray (55)          1998         President and Chief Executive Officer
                                         of the Company and the Bank

                 COMPENSATION OF EXECUTIVE OFFICER AND DIRECTORS

                           Summary Compensation Table

         The following table presents the total compensation the Company (or the Bank prior to the formation of the Company as the bank holding company of the
Bank) paid or granted to Mr. Ray as the Company's chief executive officer in fiscal years 2001, 2000 and 1999.

==================================================================================================================
                                                                           Long-Term Compensation
                                                                     -------------------------------
                                            Annual Compensation             Awards        Payouts
                                    -------------------------------- -------------------------------
                                                           Other     Restricted                           All
                                                          Annual        Stock   Options/    LTIP         Other
                                    Salary   Bonus     Compensation    Awards     SARs     Payouts   Compensation
Name and Position           Year      ($)     ($)          ($)           ($)       (#)       ($)          ($)
-----------------           ----    ------- -------    ------------  ---------- ---------  -------   ------------
George M. Ray,(1)           2001    94,000   7,500           0(2)         0         0         0        2,910(3)
President and Chief         2000    87,000       0           0(2)         0         0         0        3,600(3)
Executive Officer           1999    86,000       0           0(2)         0         0         0        1,765(3)

==================================================================================================================

(1) Mr. Ray currently serves as president and chief executive officer of the Company. Prior to being appointed as president and chief executive officer of the Company on February 13, 1998, Mr. Ray served as executive vice president and senior credit officer of the Bank.
(2) The aggregate value of "other annual compensation" does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations and is therefore omitted.
(3) Consists of contributions to the Company's 401(k) made by the Company on behalf of Mr. Ray.

                        Option Grants In Fiscal Year 2001

         The Company did not grant any options during fiscal year 2001.

                              Director Compensation

         Until August 2001, the Company paid each active member of the Board of Directors $200 per month for his services as a director of the Company and $100 to emeritus directors. In August 2001, this amount was increased to $300 a month for active member of the Board of Directors of the Company and $150 for emeritus directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table lists the number of shares of the Company's common stock beneficially owned as of December 31, 2001 by (a) each director and executive officer of the Company, and (b) all executive officers and directors as a group. To our knowledge, there are no shareholders who hold greater than 5% of the Company's outstanding common stock who are not also directors of the Company. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 102 West Roanoke Drive, Fitzgerald, Georgia 31750.

         Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days from the Company's record date. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.


                                       Number of    Percent
Name                                    Shares      of Class    Nature of Beneficial Ownership(1)
----                                   ---------    --------    ---------------------------------
Sidney S. (Buck) Anderson               89,964         12.3%

James Thomas Casper, III                11,300          1.5%    11,025 shares owned jointly by Mr. Casper and his spouse;
                                                                105 shares owned Mr. Casper's daughter

Charles A. (Pete) Clark, Sr.            11,355          1.6%    551 shares held jointly by Mr. Clark and his son

John T. Croley, Jr.                     27,562          3.8%    656 shares held by Mr. Croley for the benefit of his son;
                                                                656 shares held by Mr. Croley for the benefit of his grandson

A.B.C. (Chip) Dorminy, III              36,931          5.0%    11,025 shares owned by ABCD Farms, Inc. of which Mr. Dorminy is President; 10,473 owned by Mr. Dorminy's wife; 551 shares owned by Mr. Dorminy's son; 6,614 shares held by The A.B.C.
                                                                Dorminy, Jr. Trust of which Mr. Dorminy is trustee

John S. Dunn                             5,512          0.8%
Lee Phillip Liles                        5,512          0.8%
Steven L. Mitchell                       5,511          0.8%    1,102 shares held by Mr. Mitchell as custodian for his
                                                                daughter; 1,102 shares held by Mr. Mitchell as custodian for his son

James A. Parrott, II                     8,378          1.1%    110 shares owned by Mr. Parrott's spouse
Jack F. Paulk                           11,576          1.6%    551 shares owned by Mr. Paulk's spouse

George M. Ray(2)                         6,063          0.8%

Hulin Reeves, Jr.                        6,343          0.9%    771 shares held by the Estate of Joy Reeves

Robert E. Sherrell                      13,450          1.8%

John Edward Smith, III                   2,756          0.4%

Wyndall L. Walters                       2,205          0.5%

All Directors and Executive            244,248         33.4%
Officers, as a Group

-------------------
(1) This column separately describes only those shares of common stock "beneficially owned" for which (a) voting or investment power is shared or
     (b) pecuniary interest is shared.
(2)  Mr. Ray is also an executive officer of the Company.

         John T. Croley, Jr. and John S. Dunn, who are related by marriage, are the only directors or executive officers that have a family relationship as close as first cousins.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's securities. Based on its review of the
Section 16 Reports furnished to the Company by its Reporting Persons, none of the Reporting Persons made late Section 16 filings with respect to transactions in 2001.

                           RELATED PARTY TRANSACTIONS

         The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral, if applicable) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management of the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Thigpen Jones Seaton & Co. is the accounting firm responsible for preparing an audited report of the Company's financial statements. Thigpen Jones Seaton & Co. has acted as the Company's accounting firm since 1996. A representative from Thigpen Jones Seaton & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

         Audit Fees. With regard to services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2001 were approximately $21,200. This figure is based on an estimate provided by our accountants, Thigpen Jones Seaton & Co., and includes fees for services that were billed to the Company in fiscal year 2002 in connection with the 2001 fiscal year audit.

         Financial Information Systems Design and Implementation Fees. The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2001.

         Other Fees. During fiscal year 2001, the Company was billed $20,883 by its principal accountant for services not described above. These "other fees" were for services including internal control agreed-upon procedures, regulatory reporting and an independent review of the Company's electronic data processing system.

         The audit committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company's principal accountants.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2002, to be included in the 2003 proxy materials. A shareholder must notify the Company before February 1, 2003 of a proposal for the 2003 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2003, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

         If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 20, 2002

                               CBC HOLDING COMPANY
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2002

         The undersigned hereby appoints George M. Ray and Sidney S. (Buck) Anderson as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of CBC Holding Company, 102 West Roanoke Drive, Fitzgerald, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 17, 2002 at 5:00 p.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSAL.
            --------------------------------------------------------

PROPOSAL:  (1) To elect the fifteen (15) persons listed below to serve as directors of the Company for a term of one year:

Sidney S. (Buck) Anderson, Jr.     John S. Dunn               George M. Ray
James Thomas Casper, III           Lee Phillip Liles          Hulin Reeves, Jr.
Charles A. (Pete) Clark, Sr.       Steven L. Mitchell         Robert E. Sherrell
John T. Croley, Jr.                James A. Parrott, II       John Edward Smith, III
A. B. C. (Chip) Dorminy, III       Jack F. Paulk              Wyndall L. Walters


as members of the Board of Directors, as described in the Proxy Statement.

   [ ]   FOR all nominees listed above     [  ]  WITHHOLD AUTHORITY
        (except as indicated to the              to vote for all nominees
        contrary below).                         listed above.

         INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, but write that nominee's name in the space below.

--------------------------------------------------------------------------------------

       DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
                    WHICH MAY COME BEFORE THE ANNUAL MEETING.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
    DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY
                IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

         If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                     Dated:                               , 2002
                                           -------------------------------
                                             (Be sure to date your Proxy)


                                     -------------------------------------------
                                     Name(s) of Shareholder(s)


                                     -------------------------------------------
                                     Signature(s) of Shareholder(s)

         Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.


                    PLEASE RETURN PROXY AS SOON AS POSSIBLE.
                    ----------------------------------------

              Do you plan to attend the Annual Meeting?   Yes [ ]   No [ ]
